Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Delivery of Flex Freedom
In January 2021, the Company took delivery of its eleventh newbuilding LNG carrier, Flex Freedom, which was constructed at DSME in South Korea. In connection with the delivery of the vessel, the Company made a final payment of $130.5 million to an entity related to Geveran. The final payment was part financed by drawdown of $125.8 million under the $629 million Term Loan Facility at the end of December 2020, with the remaining from the Company's available cash upon delivery.
Delivery of Flex Volunteer
In January 2021, the Company took delivery of its twelfth newbuilding LNG carrier, Flex Volunteer, which was constructed at HSHI in South Korea. In connection with the delivery of the vessel, the Company made a final payment of $127.0 million to an entity related to Geveran. The final payment was part financed by drawdown of the $100 million term loan under the $125 Million Facility, with the remaining from the Company's available cash. The $25 million revolving tranche under the $125 Million Facility was not drawn upon delivery of the vessel, and is available for general corporate purposes.
Dividend
On February 16, 2021, the Company’s Board of Directors declared a cash dividend for the fourth quarter of 2020 of $0.30 per share. The dividend will be paid on or around March 17, 2021, to shareholders on record as of March 3, 2021. The ex-dividend date was March 2, 2021.

Share buy-back program

On February 16, 2021, the Company's Board of Directors authorized to increase the maximum amount to be paid per share under the share buy-back program from $10.00 to $12.00, or equivalent in NOK if bought at the Oslo Stock Exchange. The other terms of the program remain unchanged.

Share buy-backs

Between January and March 2021, the Company has repurchased 468,203 shares, under the share buy-back program, at an aggregate cost of $4.1 million. As of March 15, 2021, the Company now holds 671,000 shares as Treasury shares at an aggregate cost of $5.8 million, with 3,439,584 shares still available for purchase under the program.

Chief Financial Officer

On February 17, 2021, the Company announced that Mr. Harald Gurvin, Chief Financial Officer of Flex LNG Management AS, has decided to leave the Company with effect from March 31, 2021. The Company has appointed Mr. Knut Traaholt, a senior banker with Swedbank, to succeed Mr. Gurvin. Mr. Traaholt will join the Company during the second quarter 2021, and during this period, Mr. Gurvin will be available in an advisory capacity to the Company in order to ensure a smooth transition.

$100 Million Facility

In January 2021, the Company prepaid the full outstanding amount of $46.7 million under the revolving tranche of the $100 Million Facility. The full commitment under the revolving tranche is available for general corporate purposes.

In March 2021, the Company signed an addendum to the $100 Million Facility, whereby the revolving tranche under the facility was increased by $20 million. The $20 million increase will be non-amortizing and bear interest at LIBOR plus a margin of 2.25% per annum for any drawn amounts.

Resignation and appointment of Director
On March 15, 2021, Mr. Marius Hermansen resigned as a Director of the Company. Mr. Hermansen was replaced by Mr. Steen Jakobsen, who was appointed a Director of the Company effective March 15, 2021.